UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant x
Filed by a Party other than the Registrant o

Check the appropriate box:

o Preliminary Proxy Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x Definitive Proxy Statement
o Definitive Additional Materials
o Soliciting Material Pursuant to §240.14a-12

U.S. Precious Metals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction  applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act

         Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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U. S. PRECIOUS METALS, INC.

15122 Tealrise Way

Lithia, FL 33547

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 3, 2011

To the Stockholders of

U. S. PRECIOUS METALS, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of U. S. PRECIOUS METALS, INC. (“Company”) will be held at 15122 Tealrise Way, Lithia, FL 33547 on March 3, 2011 at 5:00 p.m., Eastern time. The Special Meeting of Stockholders is being held for the purpose of:

1. Considering and voting upon a proposal to approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance by the Company from 100,000,000 shares to 150,000,000, and

2. Transacting such other business that may properly be brought before the meeting and for which persons named in the enclosed proxy may vote in favor in their sole discretion.

The close of business on January 26, 2011 has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope, or vote by telephone or internet, to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the company, in writing, prior to the Special Meeting of Stockholders.

YOUR VOTE IS VERY IMPORTANT.

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IN ORDER TO ASSURE YOUR REPRESENTATION, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE VOTING INSTRUCTIONS ON YOUR PROXY CARD. IF YOU VOTE BY MAIL, YOU SHOULD MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders on March 3, 2011

The Proxy Statement is available at: 15122 Tealrise Way, Lithia, FL 33547.

U. S. PRECIOUS METALS, INC.

15122 Tealrise Way

Lithia, FL 33547

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 3, 2011

PROXY STATEMENT

This proxy statement and the accompanying form of proxy have been mailed on or about February 10, 2011 to the stockholders of record of shares of common stock as of January 26, 2011, of U. S. PRECIOUS METALS, INC.  (the “Company”), a Delaware  corporation, in connection with the solicitation of proxies by the board of directors of the Company for use at the Special Meeting of Stockholders to be held at 5:00 p.m. (Eastern time) at 15122 Tealrise Way, Lithia, FL 33547 on March 3, 2011, and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On January 26, 2011 (the “Record Date”), there were issued and outstanding 69,218146 shares of common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the special meeting and any adjournment thereof. Under the Company’s Articles of Incorporation, as amended, each share of common stock is entitled to one vote on each matter submitted to the stockholders.  Holders of shares of the Company’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

PROPOSAL 1. FOR the proposal to approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance by the Company from 100,000,000 shares to 150,000,000, and

PROPOSAL 2. FOR such other business that may properly be brought before the meeting and for which persons named in the enclosed proxy may vote in favor in their sole discretion.

Quorum and Voting

A majority of our outstanding shares of common stock as of the Record Date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present and vote in person at the meeting, or if you have either properly submitted a proxy card or voted in accordance with the internet or telephone voting instructions provided to you. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of a quorum, which will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock entitled to vote. A “broker non-vote” occurs when a broker or nominee holding shares for a beneficial owner in “street name” does not vote on a particular proposal, because the broker or nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. Alternatively, if you wish to vote via the Internet or telephone, please follow the instructions provided to you. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions.

 Vote Required

Approval of the proposal to amend the Articles of Incorporation to increase our authorized number of shares of Common Stock requires the affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote. Therefore, in each of these cases an abstention or a broker “non vote” will have the effect of a negative vote.

Any other matter submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the special meeting, unless a greater percentage is required either by law or by our amended articles of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter.  In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the special meeting of stockholders. The board of directors is not currently aware of any such other matters. If any other matter does properly come before the special meeting, the board of directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Manner of Voting

Shareholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet, by telephone and by mail are set forth on the enclosed proxy card and are summarized below.  For shares held in street name, please refer to the voting instruction card included by your broker or nominee.

By Internet—If you have Internet access, you may submit your proxy by following the “Vote by Internet” instructions on the proxy card.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the proxy card.

By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

If you choose to vote in person, you can attend the special meeting and cast your vote in person.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with the proposal to amend the Articles of Incorporation to increase our authorized number of shares of Common Stock.  If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR the proposal to amend the Articles of Incorporation to increase our authorized number of shares of Common Stock and in the discretion of the proxy holders as to any other matters that may properly come before the meeting.

Shares held in Street Name

If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you wish to vote in person at the special meeting, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the special meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the secretary of the Company either in writing prior to the special meeting or in person at the special meeting. Revocation is effective only upon receipt of such notice by the secretary of he Company. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company’s common stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. Rules adopted by the Securities and Exchange Commission allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to stockholders. However, in the future we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of special meeting and proxy statement via the Internet. It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Recommendation of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

FOR the proposal to approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance by the Company from 100,000,000 shares to 150,000,000 (PROPOSAL 1).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

PROPOSAL NO. 1

AMENDMENT OF THE ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED NUMBER

OF SHARES OF COMMON STOCK

The Board of Directors believes that it is advisable and in our best interest to increase the number of authorized shares of Common Stock in order to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for our future needs. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 shares. This step is necessary, in the judgment of the Board of Directors, in order to raise additional capital for the Company so that it can carry out its business objectives.

The text of the Amendment to our Articles of Incorporation reflecting the increase in our authorized capital is set forth below:

Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 160,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $.00001 per share (“Preferred Stock”), and (ii) 150,000,000 shares of common stock, par value $.00001 per share (“Common Stock”).

Background

Under our current Articles of Incorporation, as amended, we have the authority to issue 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of the Record Date, 69,218,146 shares of Common Stock were issued and outstanding.

Holders of our Common Stock have the right to share ratably in such dividends on shares of Common Stock as may be declared by the Board of Directors and upon liquidation or dissolution, each outstanding share of Common Stock will be entitled to share equally in our assets legally available for distribution to stockholders after the payment of all debts and other liabilities, subject to any superior rights of the holders of Preferred Stock. Common Stockholders have no pre-emptive rights and there are no conversion or redemption privileges or sinking fund provisions with respect to our Common Stock. Our Common Stock does not have cumulative voting rights. As of the Record Date, we:

-

have 69,218,146 shares of Common Stock issued and outstanding;

-

have 5,162,386 shares of Common Stock issuable under $ 1,472,100 in convertible notes that are currently due and payable;

-

have 15,303,259 shares of Common Stock issuable under $ 1,656,343 in convertible notes that are due and payable on December 31, 2011;

-

have 5,000,000 shares of Common Stock reserved for issuance underlying unvested restricted stock awards;

Purpose and Effects of Proposed Amendment

Our authorized Common Stock must be increased so that we will have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for our future needs, including the satisfaction of our obligation to issue shares of Common Stock upon the exercise of warrants, options, convertible notes already issued and outstanding.

If this proposal is approved, the additional shares of Common Stock will be available for issuance from time to time in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. For instance, if we need to seek additional private financing to secure the necessary capital to implement our business plans, we would require the availability of additional authorized shares.

After taking into consideration our current outstanding equity obligations, together with, if approved by our stockholders, our stock issuance obligations as described above, as well as to assure that we have additional shares available for issuance, if needed, in order to undertake potential future transactions, our board of directors have determined that it is necessary to increase the number of authorized shares of our Common Stock to 150,000,000 shares.

The additional Common Stock to be authorized will become part of the existing class of Common Stock, and the amendment would not affect the terms of the outstanding Common Stock or the rights of the holders of the Common Stock. This proposal will not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of our Common Stock for which authorization is sought will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our Common Stock now authorized. Our stockholders do not have preemptive rights with respect to our Common Stock. Should the board of directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares.

The increase in our authorized common stock from 100,000,000 shares to 150,000,000 shares has important potential dilutive and anti-takeover ramifications because we will have an additional 500,000 shares of Common Stock available for issuance. As such, there can be no assurance that our stockholders will not experience, immediately, or at any time, dilution in the value of their shares of Common Stock as a result of additional issuances of Common Stock.

We currently do not have any definitive plans, proposals or arrangements to issue any additional shares of our Common Stock, other than shares of our Common Stock issuable:

- upon exercise of currently outstanding options, warrants and convertible notes described above

We do, however, anticipate the possibility of issuing shares of our Common Stock, and/or securities exercisable for or convertible into shares of our Common Stock, in connection with potential future transactions, including financings, strategic alliances and other compensatory purposes to further our growth, although we currently have no such definitive agreements or arrangements other than as contemplated by our earlier statements in this proxy statement. We may also issue additional shares of our Common Stock in settlement of outstanding obligations we have, subject to our ability to negotiate mutually acceptable arrangements with third parties for such transactions. No definitive agreements for such transactions, however, are currently in place.

As reported in our Quarterly Report on Form 10-Q for the quarter ended November 30, 2010, our available cash was approximately $93,927.00. The Company has been substantially reliant on capital raised from private placements of its securities to fund operations.  Based on our current levels of expenditures and our business plan, we believe that our existing cash, will only be sufficient to fund our anticipated levels of operations for a period of less than three months and that without raising additional capital, the Company will be limited in its projected growth. Further, a “going concern” explanatory paragraph was issued by our independent auditor in their report on our financial statements for the year ended May 31, 2010, citing recurring losses and negative cash flows from operations.  Accordingly, as we expect to require additional capital in the near future to sustain operations we may need to seek such additional capital through equity financing arrangements.

To raise additional funds, we intend to either undertake private placements or a registered offering of our securities, either as a self-offering or with the assistance of registered broker-dealers, or negotiate a private sale of our securities to one or more institutional investors. No definitive agreements for such transactions are currently in place and we cannot assure you that any additional financing will be available or, even if it is available that it will be on terms acceptable to us. However, we believe that it is necessary at this time to increase the number of authorized shares of our common stock so that such shares are available for issuance when appropriate circumstances avail themselves.

In order to raise additional funds through sales of our equity or equity-linked securities, we will need to have additional authorized shares of Common Stock available for issuance. Unless this proposal is approved, it would be difficult for us to raise additional capital through equity financings. If we raise additional funds by selling shares of common stock or convertible securities, the ownership of our existing shareholders will be diluted. Further, if additional funds are raised though the issuance of equity or debt securities, such additional securities may have powers, designations, preferences or rights senior to our currently outstanding securities. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition. If we are unsuccessful in raising additional capital and increasing revenues from operations, we will need to reduce costs and operations substantially.  Without realization of additional capital, it would be unlikely for us to continue as a going concern.

Anti-takeover Provisions

Although the Board is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company (and the Board is not currently aware of any such attempts), stockholders nevertheless should be aware that the overall effect of the increase in the number of our authorized shares of Common Stock may be to render more difficult or to dissuade a merger, tender offer or other takeover attempt. This would be true even if the given transaction is more favorable to our non-management shareholders. For example, we could use the additional shares of Common Stock to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of its management. The issuance of a significant amount of additional shares of Common Stock would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of our company. However, this proposal is not part of any present plan to adopt a series of amendments having an anti-takeover effect.

The following is a description of other anti-takeover provisions in our charter documents and other agreements.

Articles of Incorporation. Other provisions of our Articles of Incorporation and bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in our company or impeding changes in our management. The Articles of Incorporation currently provide that our Board may issue, without stockholder action, up to 10,000,000 shares of Preferred Stock with voting or other rights. Other than the shares of Series A Preferred Stock which have not been surrendered for conversion, we currently do not have any shares of Preferred Stock outstanding. Our stockholders do not have cumulative voting rights, and stockholders representing a majority of our outstanding voting shares are able to elect all of the directors.

We are not aware of any attempt to take control of our Company and are not presenting this proposal with the intent that it be utilized as a type of anti-takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

Certain Matters Related to this Proposal

The proposed Amendment to our Articles of Incorporation will be filed with the Delaware Secretary of State promptly after the stockholders have approved this proposal. Neither the Delaware corporate laws nor our By-laws provide for appraisal rights in connection with the increase of authorized shares of the Company’s capital stock. The authorization of additional shares of our Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our current shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders. If stockholders approve Proposal No. 1, we will promptly file the amendment to our Articles of Incorporation described above with the Delaware Secretary of State.

Interest of Our Management in the Proposal

Except as described above, none of our directors or executive officers has any direct financial or other personal interest in the authorization of the amendments to our Articles of Incorporation described in this proposal other than as stockholders of the Company.

Required Vote and Board Recommendation

Approval of the proposal to increase the number of authorized shares of Common Stock by amending the Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at the meeting are the Company’s common stock. Each share of common stock entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were 69,218,146 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date with respect to (i) each director, nominee and each executive officer, (ii) and all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to be the beneficial owner of more than five percent of its common stock. Unless indicated otherwise, the address is the Company’s address: 15122 Tealrise Way, Lithia, FL 33547.

		AMOUNT AND
		NATURE OF
TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP(1)	PERCENT OF CLASS(1)

Common Stock	Peter Toscano (2) 18 Pondview St. James NY 11780	4,939,400	7.1%

Common Stock	Jack Wagenti (3)	5,420,777	7.7%

Common Stock	Genarro Pane (4)	2,200,000	3.1%

Common Stock	Sheldon Baer (5)	1,771,395	2.5%

Common Stock	Dave Burney (6)	1,950,000	2.8%

Common Stock	Daniel H. Luciano (7)	1,094,000	1.6%

Common Stock	Peter Christors (8)	1,515,000	2.2%

Common Stock	Jesus Oliveras (9)	1,610,000	2.3%

Common Stock	John Gildea (10)	1,000,000	1.4%

Common Stock	Officer and Directors as a Group: 8 persons (11)	2,774,392	21.4%

(1). Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants.

(2). The amount includes  3,939,400 shares of common stock directly owned by Mr. Toscano and 1,000,000 shares of common stock owned by his spouse.

(3). Mr. Wagenti is the Company’s Chairman and a director. The amount includes 4,170,777 shares joint with his spouse, and stock options to acquire 1,000,000 shares of common stock.

(4). Mr. Pane is a director of the Company. The amount includes stock options to acquire 1,000,000 shares of common stock.

(5). Mr. Baer is a director of the Company. The amount includes 500,000 shares held jointly with his spouse, and stock options to acquire 1,000,000 shares of common stock.

(6). Mr. Burney is the Company’s President and a director. The amount  includes stock options to acquire 1,000,000 shares of common stock.

(7). Mr. Luciano is a director of the Company. The amount includes stock options to acquire 1,000,000 shares of common stock.

(8). Mr. Christos is a director of the Company. The amount includes stock options to acquire 1,000,000 shares of common stock.

(9). Mr. Oliveras is a director of the Company. The amount includes stock options to acquire 1,000,000 shares of common stock.

(10). Mr. Gildea is a director of the Company. The amount includes stock options to acquire 1,000,000 shares of common stock.

(11). The amount includes stock options to acquire a total of 8,000,000 shares of common stock held by the officers and directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our stockholders reside, if we believe that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce our expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instructions forms. Stockholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any stockholder upon written request to Corporate Secretary, U.S. Precious Metals, Inc., 15122 Tealrise Way, Lithia, FL 33547.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the special meeting is that herein above set forth. If any other matter or matters are properly brought before the special meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. Under our Bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must submit the proposal within the time frames set forth in the advance notice provisions of our Bylaws. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, U.S. Precious Metals, Inc., 15122 Tealrise Way, Lithia, FL 33547.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the Bylaw provisions, a stockholder who desires to have his or her proposal included in next year’s proxy statement for the Company’s annual meeting of stockholders must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on March 3, 2011.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement for the annual meeting of stockholders (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management receives notice of the proposal before the close of business on March 3, 2011 and advises stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on March 3, 2011.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov.   You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing us at the following address: Chief Financial Officer of the Company.

By Order of the Board of Directors

February 7, 2011

U. S. PRECIOUS METALS, INC.

Special Meeting of Shareholders – March 3, 2011

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack Wagenti and/or Dave Burney and each of them, as proxies, each with full power of substitution, to represent and vote all the shares of Common Stock of U. S Precious Metals, Inc.  (the “Company”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on March 3, 2011 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

1.             Proposal to approve the amendment of the Company’s Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued to 150,000,000 shares of Common Stock.

[  ] FOR     [  ] AGAINST

and to vote upon any other business as may properly become before the meeting or any adjournment thereof, all as described in the Proxy Statement dated February 7, 2011,  receipt of which is hereby acknowledged.

Either of the proxies or their respective substitutes who shall be present and acting shall have and may exercise all the powers hereby granted.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders on March 3, 2011

The Proxy Statement is available at: 15122 Tealrise Way, Lithia, FL 33547.

(Please date and sign on reverse side)

This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the proposal to increase the authorized number of shares of Common Stock.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Date_________________________________________________

Signed_______________________________________________

______________________________________________

(Please date and sign exactly as name appears at left. Each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing.)

YOUR VOTE IS IMPORTANT -- VOTE TODAY IN ONE OF THREE WAYS:

BROADRIDGE TO COMPLETE

All votes must be received by 5:00 pm, Eastern Standard Time March 3, 2011.

YOUR CONTROL NUMBER IS:  ____________________________